SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 20, 2005

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer ID. Number
1-1217	Consolidated Edison Company of New York, Inc. 4 Irving Place, New York, New York 10003 (212) 460-4600	New York	13-5009340

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS

On June 23, 2005, Consolidated Edison Company of New York, Inc. (the “Company”) completed, pursuant to an underwriting agreement with HSBC Securities (USA) Inc and Lehman Brothers Inc., as representatives for the underwriters named therein, the sale of $125 million aggregate principal amount of the Company’s 5.25% Debentures, Series 2005 B due 2035 (the “Debentures”). The Debentures were registered under the Securities Act of 1933 pursuant to Registration Statement on Form S-3 (No. 333-123780, declared effective May 10, 2005) with the prospectus contained therein relating to $2.15 billion aggregate principal amount of unsecured debt securities of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Joan S. Freilich
Joan S. Freilich
Executive Vice President and Chief Financial Officer

DATE: June 23, 2005

Index to Exhibits

Exhibit	Description	Sequential Page Number at which Exhibit Begins
1	Underwriting Agreement relating to the Debentures.

1.2	Underwriting Agreement Basic Provisions, dated November 1, 1999. (Incorporated by reference to Exhibit 1.2 to Registration Statement No. 333-90385.)

4	Form of the Debentures.